SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2001 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2001-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-03               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of August 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  October 17, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      200,000,000.00   200,000,000.00    10,356,650.93    991,934.09    11,348,585.02       0.00         0.00     189,643,349.07
IA2      130,802,000.00   130,802,000.00     6,773,353.27    673,805.20     7,447,158.47       0.00         0.00     124,028,646.73
IIA1      90,336,000.00    90,336,000.00     2,564,828.56    455,597.20     3,020,425.76       0.00         0.00      87,771,171.44
IIA2      70,000,000.00    70,000,000.00     1,987,446.85    361,202.04     2,348,648.89       0.00         0.00      68,012,553.15
B1         6,368,000.00     6,368,000.00         5,708.08     32,821.79        38,529.87       0.00         0.00       6,362,291.92
B2         5,094,000.00     5,094,000.00         4,566.11     26,255.37        30,821.48       0.00         0.00       5,089,433.89
B3         2,801,000.00     2,801,000.00         2,510.73     14,436.84        16,947.57       0.00         0.00       2,798,489.27
B4         1,783,000.00     1,783,000.00         1,598.23      9,189.89        10,788.12       0.00         0.00       1,781,401.77
B5         1,018,000.00     1,018,000.00           912.50      5,246.95         6,159.45       0.00         0.00       1,017,087.50
B6         1,278,726.00     1,278,726.00         1,146.21      6,590.78         7,736.99       0.00         0.00       1,277,579.79
R                100.00           100.00           100.00          0.52           100.52       0.00         0.00               0.00
TOTALS   509,480,826.00   509,480,826.00    21,698,821.47  2,577,080.67    24,275,902.14       0.00         0.00     487,782,004.53

IA3      200,000,000.00   200,000,000.00             0.00     25,000.00        25,000.00       0.00         0.00     189,643,349.07
IIA3      90,336,000.00    90,336,000.00             0.00     10,539.20        10,539.20       0.00         0.00      87,771,171.44

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358RHK6    1,000.00000000      51.78325465   4.95967045     56.74292510     948.21674535          IA1     5.951605 %
IA2     86358RHL4    1,000.00000000      51.78325461   5.15133714     56.93459175     948.21674539          IA2     6.181605 %
IIA1    86358RHX8    1,000.00000000      28.39209795   5.04336256     33.43546050     971.60790205          IIA1    6.052035 %
IIA2    86358RHN0    1,000.00000000      28.39209786   5.16002914     33.55212700     971.60790214          IIA2    6.192035 %
B1      86358RHP5    1,000.00000000       0.89636935   5.15417557      6.05054491     999.10363065          B1      6.185010 %
B2      86358RHQ3    1,000.00000000       0.89637024   5.15417550      6.05054574     999.10362976          B2      6.185010 %
B3      86358RHR1    1,000.00000000       0.89636915   5.15417351      6.05054266     999.10363085          B3      6.185010 %
B4      86358RHT7    1,000.00000000       0.89637128   5.15417274      6.05054403     999.10362872          B4      6.185010 %
B5      86358RHU4    1,000.00000000       0.89636542   5.15417485      6.05054028     999.10363458          B5      6.185010 %
B6      86358RHV2    1,000.00000000       0.89636873   5.15417689      6.05054562     999.10363127          B6      6.185010 %
R       86358RHS9    1,000.00000000   1,000.00000000   5.20000000  1,005.20000000       0.00000000          R       6.181605 %
TOTALS               1,000.00000000      42.59006495   5.05824859     47.64831354     957.40993505

IA3     86358RHM2    1,000.00000000       0.00000000   0.12500000      0.12500000     948.21674535          IA3     0.150000 %
IIA3    86358RHW0    1,000.00000000       0.00000000   0.11666667      0.11666667     971.60790205          IIA3    0.140000 %
----------------------------------------------------------------------------------------------------   ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                   Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         Email: karen.schluter@chase.com
                     ---------------------------------------

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001


Total Scheduled Principal Amounts                          456,683.14
Group 1 Scheduled Principal Amounts                        307,337.41
Group 2 Scheduled Principal Amounts                        149,345.73

Total Unscheduled Principal Amounts                     21,242,138.33
Group 1 Unscheduled Principal Amounts                   16,833,831.45
Group 2 Unscheduled Principal Amounts                    4,408,306.88

Total Net Liquidation Proceeds                                   0.00
Group 1 Net Liquidation Proceeds                                 0.00
Group 2 Net Liquidation Proceeds                                 0.00

Total Insurance Proceeds                                         0.00
Group 1 Insurance Proceeds                                       0.00
Group 2 Insurance Proceeds                                       0.00
Aggregate  Advances                                              0.00
Group 1  Aggregate  Advances                                     0.00
Group 2 Aggregate  Advances                                      0.00

Ending Principal Balance                               487,782,004.82
Group 1 Ending Principal Balance                       326,015,133.79
Group 2 Ending Principal Balance                       161,766,871.03

Current Period Realized Losses                                   0.00
Group 1 Current Period Realized Losses                           0.00
Group 2 Current Period Realized Losses                           0.00

Fraud Loss Limit                                        10,189,617.00
Bankruptcy Loss Loss Limit                                 100,000.00
Special Hazard Loss Loss Limit                           5,094,808.00

Bankruptcy Losses                                                0.00
Group 1 Bankruptcy Losses                                        0.00
Group 2 Bankruptcy Losses                                        0.00

Fraud Losses                                                     0.00
Group 1 Fraud Losses                                             0.00
Group 2 Fraud Losses                                             0.00

Special Hazard Losses                                            0.00
Group 1 Special Hazard Losses                                    0.00
Group 2 Special Hazard Losses                                    0.00

Servicing Fees                                             212,283.57
Master Servicing Fee (including Retained Interest)           2,122.67
Trustee Fees                                                 2,335.12
Class ia1 Insurance Premium                                 13,333.33

Sec. 4.03(ix)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------------------------
                Category     Number     Principal Balance         Percentage
                1 Month        1              817,870.04            0.25 %
                2 Month        0                    0.00            0.00 %
                3 Month        0                    0.00            0.00 %
                Total          1              817,870.04            0.25 %

                 Group 2
                -------------------------------
                Category     Number     Principal Balance         Percentage
                1 Month        3            1,203,481.05            0.74 %
                2 Month        0                    0.00            0.00 %
                3 Month        0                    0.00            0.00 %
                 Total         3            1,203,481.05            0.74 %

                 Group Totals
                -------------------------------
                1 Month        4            2,021,351.09            0.41 %
                2 Month        0                    0.00            0.00 %
                3 Month        0                    0.00            0.00 %
                 Total         4            2,021,351.09            0.41 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001




                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group 2
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group Totals
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans

                Group 1
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group 2
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group Totals
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %


                Aggregate Outstanding Interest Shortfalls
                Class ia1 shortfall                                     0.00
                Class ia2 shortfall                                     0.00
                Class ia3 shortfall                                     0.00

                Class iia1 shortfall                                    0.00
                Class iia2 shortfall                                    0.00
                Class iia3 shortfall                                    0.00

                Class b1 shortfall                                      0.00
                Class b2 shortfall                                      0.00
                Class b3 shortfall                                      0.00
                Class b4 shortfall                                      0.00
                Class b5 shortfall                                      0.00
                Class b6 shortfall                                      0.00
                Class r shortfall                                       0.00

Sec. 4.03(viv)  Aggregate Outstanding Prepayment Interest Shortfalls
                Class ia1 shortfall                                     0.00
                Class ia2 shortfall                                     0.00
                Class ia3 shortfall                                     0.00
                Class iia1 shortfall                                    0.00
                Class iia2 shortfall                                    0.00
                Class iia3 shortfall                                    0.00

                Class b1 shortfall                                      0.00
                Class b2 shortfall                                      0.00
                Class b3 shortfall                                      0.00
                Class b4 shortfall                                      0.00
                Class b5 shortfall                                      0.00
                Class b6 shortfall                                      0.00
                Class r shortfall                                       0.00

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